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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2008

Kosan Biosciences Incorporated
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-31633 (Commission File Number)	94-3217016 (IRS Employer Identification No.)

3832 Bay Center Place, Hayward, CA 94545
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (510) 732-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Merger Agreement

        On May 28, 2008, Kosan Biosciences Incorporated ("Kosan") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement"), by and among Bristol-Myers Squibb Company, a Delaware corporation ("BMS"), KB Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of BMS ("Sub"), and Kosan. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Sub will commence a tender offer (the "Offer") to purchase all of the outstanding shares of common stock, par value $0.001 per share, of Kosan ("Common Stock"), including all preferred share purchase rights issued pursuant to the Rights Agreement, dated as of October 5, 2001, between Kosan and Mellon Investor Services LLC, as amended from time to time, at a price per share of Common Stock of $5.50 (the "Offer Price"), net to the seller in cash, without interest, on the terms and subject to the conditions set forth in the Merger Agreement. Pursuant to the Merger Agreement, Sub was granted an irrevocable option to acquire certain additional shares of Common Stock directly from Kosan on the terms and subject to the conditions set forth in the Merger Agreement. Pursuant to the Merger Agreement, after the acceptance for payment of shares in the Offer and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Sub will merge with and into Kosan (the "Merger"). As a result of the Merger, the separate corporate existence of Sub will cease, and Kosan will continue as the surviving corporation and as a wholly-owned subsidiary of BMS. In the Merger, the shares of Common Stock not purchased pursuant to the Offer will, other than shares held by BMS or Sub or by stockholders of Kosan who have validly exercised their appraisal rights under Delaware law, be converted into the right to receive the Offer Price.

        The obligation of Sub to accept for payment and pay for the shares tendered in the Offer is subject to the satisfaction or waiver of a number of closing conditions set forth in the Merger Agreement, including among others, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. In addition, it is also a condition to Sub's obligation to accept for payment and pay for the shares tendered in the Offer that at least a majority of the outstanding shares of Common Stock (determined on a fully diluted basis for all outstanding stock options, restricted stock units and any other rights to acquire Common Stock outstanding on the date of determination) shall have been validly tendered in accordance with the terms of the Offer.

        The closing of the Merger is subject to customary closing conditions, and, depending on the number of shares held by BMS and Sub after Sub's acceptance of the shares properly tendered in connection with the Offer, approval of the Merger by the holders of the outstanding shares of Common Stock remaining after the completion of the Offer may be required.

        Pursuant to the Merger Agreement, Kosan has agreed to operate its business in the ordinary course during the period from the date of the Merger Agreement to the effective time of the Merger. Kosan has also agreed not to solicit or engage in discussions with third parties regarding other proposals to acquire Kosan, subject to specified exceptions. The Merger Agreement also includes termination provisions for both BMS and Kosan. In connection with the termination of the Merger Agreement under specified circumstances involving competing transactions or a change in Kosan Board of Directors' recommendation of the transaction to Kosan's stockholders, Kosan may be required to pay BMS a termination fee of $7.2 million.

        A copy of the Merger Agreement is attached as Exhibit 2.1 to this report and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

        The Merger Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about Kosan. The Merger Agreement contains representations and warranties that the parties to the Merger Agreement made to and solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in the confidential disclosure schedule that Kosan delivered in connection with signing the Merger Agreement. Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Merger Agreement and are modified in important part by the underlying disclosure schedule. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Kosan's public disclosures.

        A copy of the press release issued by Kosan and BMS on May 29, 2008 concerning the foregoing is filed herewith as Exhibit 99.1.

Additional Information About the Proposed Transaction and Where To Find It

        This report is neither an offer to purchase nor a solicitation of an offer to sell shares of Kosan. Stockholders of Kosan are urged to read the relevant tender offer documents when they become available because they will contain important information that stockholders should consider before making any decision regarding tendering their shares. At the time the Offer is commenced, Sub will file tender offer materials with the U.S. Securities and Exchange Commission, and Kosan will file a Solicitation/Recommendation Statement with respect to the Offer. The tender offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other offer documents) and the Solicitation/Recommendation Statement will contain important information, which should be read carefully before any decision is made with respect to the tender offer. The Offer to Purchase, the related Letter of Transmittal and certain other offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all stockholders of Kosan at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the Commission's web site at www.sec.gov. Free copies of these documents will be made available by BMS by mail to 345 Park Avenue, New York, New York 10154.

        In addition to the Offer to Purchase, the related Letter of Transmittal and certain other offer documents, as well as the Solicitation/Recommendation Statement, Kosan and BMS file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information filed by Kosan or BMS at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. Kosan's and BMS's filings with the Commission are also available to the public from commercial document-retrieval services and at the website maintained by the Commission at http://www.sec.gov.

License Agreement

        Simultaneously with the execution of the Merger Agreement, Kosan and BMS have entered into an exclusive license agreement as of May 28, 2008 (the "License Agreement"), pursuant to which Kosan has granted to BMS an exclusive license to manufacture, develop, and commercialize epothilone compounds and any pharmaceutical product containing an epothilone compound for any and all human or animal conditions. Kosan will transfer epothilone-related technology to BMS and will provide technical assistance for a limited time period following the effectiveness of the License Agreement. Kosan will retain primary control over the prosecution and maintenance of the licensed patents, but will allow BMS to manage such prosecution and maintenance, subject to Kosan's approval of all patent filings and related correspondence.

        BMS will pay Kosan a $25 million upfront fee, which fee must be paid on or before August 21, 2008, unless the effectiveness of the License Agreement is delayed beyond such date as a result of any required regulatory filings or regulatory consents, in which case such fee will be payable upon the effectiveness of the License Agreement. Kosan may also receive up to $300 million in milestone payments in the event certain regulatory milestones are achieved with respect to Kosan's two clinical-stage epothilone compounds, KOS-862 and KOS-1584, consisting of the following one-time payments:

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  $50 million upon filing for regulatory approval of KOS-862 for an oncology indication in the United States or Europe

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  $100 million upon regulatory approval of KOS-862 for an oncology indication in the United States or Europe

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  $25 million upon filing for regulatory approval of KOS-1584 for an oncology indication in the United States or Europe

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  $75 million upon regulatory approval of KOS-1584 for an oncology indication in the United States or Europe

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  $20 million upon filing for regulatory approval of KOS-1584 for a non-oncology indication in the United States or Europe

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  $30 million upon regulatory approval of KOS-1584 for a non-oncology indication in the United States or Europe

        In addition, Kosan may receive up to $100 million in milestone payments in the event certain development milestones are achieved by any other epothilone compounds whose sale or use is covered by Kosan's issued patents, consisting of the following one-time payments:

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  $5 million upon the start of Phase II clinical trial for such an epothilone compound

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  $10 million upon the start of a Phase III clinical trial for such an epothilone compound

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  $15 million upon filing for regulatory approval of such an epothilone compound for an oncology indication in the United States or Europe

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  $20 million upon regulatory approval of such an epothilone compound for an oncology indication in the United States or Europe

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  $20 million upon filing for regulatory approval of such an epothilone compound for a non-oncology indication in the United States or Europe

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  $30 million upon regulatory approval of such an epothilone compound for a non-oncology indication in the United States or Europe

        BMS will also pay to Kosan royalties based on net sales of epothilone compounds whose sale, use, manufacture, or importation is covered by Kosan's issued patents, subject to certain reductions. BMS has agreed to use commercially reasonable efforts to develop and commercialize in certain specified territories at least one epothilone compound whose sale or use is covered by Kosan's issued patents, subject to certain exceptions after the third anniversary of the License Agreement.

        Either party is permitted to terminate the License Agreement for an uncured breach by the other party, and BMS has the right to terminate the License Agreement in its entirety at any time with advance written notice to Kosan. If BMS terminates the License Agreement for Kosan's uncured material breach, the licenses granted to BMS will continue, and BMS will continue to owe milestones and royalties based on exploitation of the licenses. If BMS terminates the License Agreement at will or following any other termination of the License Agreement, except as provided below, the primary licenses to BMS will terminate, and rights to certain epothilone compounds will revert to Kosan, subject to a royalty obligation to BMS. Following any termination of the License Agreement, except as provided below, BMS will retain a non-exclusive license under Kosan's know-how to manufacture, develop, and commercialize epothilone compounds and any pharmaceutical product containing an epothilone compound for any and all human or animal conditions, a non-exclusive license to use Kosan's patent rights for research purposes and a non-exclusive, royalty-bearing license under Kosan's patent rights to manufacture epothilone compounds. Kosan also has the right to terminate the License Agreement if Kosan terminates the Merger Agreement as a result of certain intentional material breaches of the Merger Agreement by BMS or Sub. Upon such a termination, Kosan will refund any payments made by BMS under the License Agreement, all licenses granted under the License Agreement will terminate and the License Agreement will become void and have no effect.

Item 3.03.    Material Modification to Rights of Security Holders.

        On May 28, 2008, Kosan entered into an Amendment No. 1 to Rights Agreement, by and between Mellon Investor Services LLC (the "Rights Agent") and Kosan (the "Amendment"). The Amendment amends the terms of the Rights Agreement, dated as of October 5, 2001, by and between Kosan and the Rights Agent (the "Rights Agreement"). The Amendment was entered into in order to prevent the Merger Agreement, the Offer, the Merger or the consummation of any other transaction contemplated by the Merger Agreement from triggering the distribution and/or exercise of the Rights (as defined in the Rights Agreement). The Amendment provides that, among other things, (i) no Distribution Date (as defined in the Rights Agreement) or Shares Acquisition Date (as defined in the Rights Agreement) will occur as a result of, among other things, the approval, execution and delivery of the Merger Agreement or the consummation of the transactions contemplated thereby, including the acceptance for payment or purchase of Common Stock by Sub pursuant to the Offer; (ii) no Person (as defined in the Rights Agreement) will be or become an Acquiring Person (as defined in the Rights Agreement) as a result of, among other things, the approval, execution and delivery of the Merger Agreement or the consummation of the transactions contemplated thereby, including the acceptance for payment or purchase of Common Stock by Sub pursuant to the Offer; and (iii) the Rights will expire and the Final Expiration Date (as defined in the Rights Agreement) will occur, immediately prior to the Effective Time.

        A copy of the Amendment is attached as Exhibit 4.1 to this report and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits

Number	Description
2.1	Agreement and Plan of Merger, dated as of May 28, 2008, by and among Bristol-Myers Squibb Company, a Delaware corporation, KB Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of BMS, and Kosan.
4.1	Amendment No. 1 to Rights Agreement, dated as of May 28, 2008, by and between Mellon Investor Services LLC and Kosan.
99.1	Press Release, dated May 29, 2008.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOSAN BIOSCIENCES INCORPORATED
Dated: May 29, 2008	By:	/s/ JONATHAN K. WRIGHT Jonathan K. Wright Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description
2.1	Agreement and Plan of Merger, dated as of May 28, 2008, by and among Bristol-Myers Squibb Company, a Delaware corporation, KB Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of BMS, and Kosan.
4.1	Amendment No. 1 to Rights Agreement, dated as of May 28, 2008, by and between Mellon Investor Services LLC and Kosan.
99.1	Press Release, dated May 29, 2008.

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 3.03. Material Modification to Rights of Security Holders.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX